American Skandia Advisor Funds, Incorporated
   Supplement dated November 19, 1998 to the Prospectus dated August 19, 1998

         The sub-advisory agreement between American Skandia Investment Services, Inc. ("ASISI") and Founders Asset Management LLC ("Founders") for the ASAF Founders Small Capitalization Fund has been terminated effective at the close of business on December 31, 1998. As of January 1, 1999, the ASAF Founders Small Capitalization Fund will be sub-advised by Janus Capital Corporation ("Janus") and will be renamed the ASAF Janus Small-Cap Growth Fund.

         In addition, the sub-advisory agreement between ASISI and Robertson, Stephens & Company Investment Management, L.P. for the ASAF Robertson Stephens Value + Growth Fund ("Robertson Stephens") has been terminated effective at the close of business on December 30, 1998. As of December 31, 1998, the Robertson Stephens Value + Growth Fund will be sub-advised by OppenheimerFunds, Inc. ("Oppenheimer") and will be renamed the ASAF Oppenheimer Large-Cap Growth Fund.

         In January 1999, shareholders of record of each of the two Funds as of the record date will be sent proxy solicitations asking them to approve new sub-advisory agreements between ASISI and Janus and Oppenheimer, respectively, with respect to the Funds at shareholders' meetings to be held prior to March 1, 1999. It is expected that the proxy solicitation also will request shareholder approval of changes to certain of the Funds' investment restrictions, although the changes to be requested are not expected to affect significantly the day-to-day management of either Fund. Pending shareholder approval, the investment policies of each Fund will not be changed.

         Accordingly, effective January 1, 1999, all references in the Prospectus to the ASAF Founders Small Capitalization Fund and Founders will be replaced by references to the ASAF Janus Small-Cap Growth Fund and Janus. Effective December 31, 1998, all references in the Prospectus to the ASAF Robertson Stephens Value + Growth Fund and Robertson Stephens will be replaced by references to the ASAF Oppenheimer Large-Cap Growth Fund and Oppenheimer. In addition, the section of the Prospectus entitled "Management of the Funds -- The Sub-Advisors" will be revised by (1) deleting the last paragraph of the sub-section relating to Founders (on page 84) and adding the following paragraph at the end of the section on Janus (on page 85):

         The ASAF Janus Small-Cap Growth Fund is managed by a management team consisting of James P. Craig, William Bales and Jonathan Coleman. The management team has managed the Fund since Janus became the Fund's Sub-advisor in January 1999. James P. Craig, III is Chief Investment Officer of Janus. He joined Janus in May 1983. William H. Bales has been a research analyst with Janus since 1993, focusing primarily on the transportation, consumer products and restaurant industries. He joined Janus in September 1991. Jonathan D. Coleman has been a research analyst with Janus since July 1994, focusing primarily on the railroad, computer, health care and financial services industries. Prior to joining Janus, Mr.
         Coleman was a Fulbright Fellow from August 1993 until June 1994.
and (2) deleting the sub-section relating to Robertson Stephens (on page 85-86) and adding the following sub-section:

         OppenheimerFunds, Inc. ("Oppenheimer"), Two World Trade Center, New York, New York 10048-0203, serves as Sub-advisor for the ASAF Oppenheimer Large-Cap Growth Fund. The Sub-advisor has operated as an investment adviser since 1959. The Sub-advisor (including subsidiaries) managed investment companies with assets of more than $85 billion as of September 30, 1998, and with more than five million shareholder accounts. The Sub-advisor is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Sub-advisor and controlled by Massachusetts Mutual Life Insurance Company.

          The portfolio manager responsible for management of the Fund is Robert
          C. Doll, Jr. Mr. Doll is an Executive Vice President and Director of Equity Investments of the Sub-advisor, has managed the Fund since Oppenheimer became the Fund's sub-advisor in December 1998, and has been with the Sub-advisor since January 1993.